SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
77 West Wacker Drive, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by R.R. Donnelley & Sons Company on November 5, 2003 reporting third quarter, 2003 results.

Item 12.    Results of Operations and Financial Condition.

On November 5, 2003, R.R. Donnelley & Sons Company issued a press release reporting the Company’s results for the third quarter ended September 30, 2003.

The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: November 5, 2003

/S/    MONICA M. FOHRMAN

By:

      Monica M. Fohrman

Senior Vice President, General Counsel & Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by R.R. Donnelley & Sons Company on November 5, 2003 reporting third quarter, 2003 results.

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